UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	February 8, 2007

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

(Exact name of registrant as specified in its charter)

MARYLAND	1-13232	84-1259577

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4582 SOUTH ULSTER STREET PARKWAY
SUITE 1100, DENVER, CO 80237

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(303) 757-8101

NOT APPLICABLE

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition.
ITEM 9.01. Financial Statements and Exhibits.
Fourth Quarter 2006 Earnings Release

ITEM 2.02.	Results of Operations and Financial Condition.

     The press release of Apartment Investment and Management Company (“Aimco”), dated February 8, 2007, attached hereto as Exhibit 99.1 is furnished herewith. Aimco will hold its fourth quarter 2006 earnings conference call on February 8, 2007, at 1 p.m. eastern time. You may join the conference call through an Internet audiocast via Aimco’s website at http://www.aimco.com/CorporateInformation/About/Financial/4Q2006 then click on the webcast link. Alternatively, you may join the conference call via telephone by dialing 800-299-0433 with passcode 30824761, or dialing 617-801-9712 for international callers. If you wish to participate, please call approximately five minutes before the conference call is scheduled to begin. If you are unable to join the live conference call, you may access the replay for 30 days on Aimco’s website or by dialing 888-286-8010, 617-801-6888 for international callers, and using passcode 69021654. Please note that the full text of the press release and supplemental schedules are available through Aimco’s website at http://www.aimco.com/CorporateInformation/About/Financial/4Q2006. The information contained on Aimco’s website is not incorporated by reference herein.

ITEM 9.01.	Financial Statements and Exhibits.

                    The following exhibits are furnished with this report:

Exhibit Number	Description
99.1	Fourth Quarter 2006 Earnings Release dated February 8, 2007

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 8, 2007

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
/s/ Thomas M. Herzog
Thomas M. Herzog
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Fourth Quarter 2006 Earnings Release dated February 8, 2007